UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street, Houston, Texas 77002
(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 6, 2022, NRG Energy, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, by and among the Company, Jetson Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Vivint Smart Home, Inc., a Delaware corporation (“Vivint”), pursuant to which Merger Sub will be merged with and into Vivint (the “Merger”), with Vivint surviving the Merger as a wholly owned subsidiary of the Company.

In connection with the Merger, the Company is conducting an offering (together, the “Offerings”) of (i) $740.0 million aggregate principal amount of its senior secured first lien notes due 2033 and (ii) 650,000 shares of its Series A Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, with a $1,000 liquidation preference per share, in each case, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the press release announcing the Offerings is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements

In connection with the Offerings, the Company is providing the historical balance sheets of Vivint as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive loss, changes in equity (deficit), and cash flows for each of the two years ended December 31, 2022 and 2021, and the notes related thereto, which are included as Exhibit 99.2 and incorporated by reference herein.

(b)           Pro forma financial information

In connection with the Offerings, the Company is providing the preliminary unaudited pro forma combined financial statements of the Company reflecting the Merger and the related notes as of and for the year ended December 31, 2022, which are filed as Exhibit 99.3 and incorporated by reference herein.

(d)           Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Vivint Smart Home, Inc.

99.1	Press Release, dated March 1, 2023, announcing the Offerings.

99.2	Audited consolidated balance sheets of Vivint Smart Home, Inc. as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive loss, changes in equity (deficit), and cash flows for each of the two years ended December 31, 2022 and 2021, and the notes related thereto (incorporated by reference to Part II. Item 8 of the Form 10-K of Vivint Smart Home, Inc. for the year ended December 31, 2022 (File No. 001-38246) filed with the Securities and Exchange Commission on February 24, 2023)

99.3	Unaudited pro forma combined financial information of NRG Energy, Inc. giving effect to the Merger, which includes the unaudited pro forma combined balance sheet as of December 31, 2022 and the unaudited pro forma combined statement of operations for the year ended December 31, 2022, and the notes related thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023	NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

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